UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2015 (April 20, 2015)

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, Suite 5060

New York, NY 10036

(Address of Principal Executive Offices)

(650) 380-8280

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On April 20, 2015, EFactor Group Corp. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”), the Company’s independent registered public accounting firm, effective immediately. The dismissal was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”). During the fiscal years ended December 31, 2014 and 2013, MaloneBailey’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph in such audit reports regarding the ability of the Company to continue as a going concern. During the fiscal years ended December 31, 2014 and 2013 and the subsequent period through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to MaloneBailey ’s satisfaction, would have caused MaloneBailey to make reference in connection with MaloneBailey’s opinion to the subject matter of the disagreement; and (ii) no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 21, 2015, the Company provided MaloneBailey with a copy of the disclosures that the Company is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from MaloneBailey, dated April 22, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 21, 2015, the Company engaged RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm. The engagement was approved by the Audit Committee. During the fiscal years ended December 31, 2014 and 2013 and through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted RBSM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

	(d)	Exhibits.

Exhibit No.		Description

16.1		Letter to the Securities and Exchange Commission from MaloneBailey, LLP dated April 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2015

EFACTOR GROUP CORP.

By:	/s/ Adriaan Reinders
Name: Adriaan Reinders
Title: President